                                                                    Exhibit 99.1

SWMX
Softwave Media Exchange

Contact:    Christian Kitchell                            FOR IMMEDIATE RELEASE
            SWMX
            914-406-8403

            SWMX ANNOUNCES CHANGES TO INDEPENDENT BOARD OF DIRECTORS

IRVINGTON, N.Y. - June 14, 2007 - SWMX, Inc. (OTCBB: SWMX), a leading electronic advertising marketplace for radio and television, today announced the confirmation of two new members to the Company's Independent Board of Directors to replace departing members Gary Lee and Bruce Lev. The new members are:

o     BRUCE FOGEL
FOUNDER, CHAIRMAN AND CEO OF PHONE PROGRAMS, INC.
Bruce J. Fogel is the founder, chairman and chief executive officer of Phone
Programs, Inc., a company that produces and markets short duration information and entertainment programs for dissemination via telephone. Mr. Fogel also founded and served as CEO of Shadow Traffic, delivering up to the minute traffic information to travelers in metropolitan markets including New York, Chicago and
Philadelphia as well as Air Time, Inc., an independent media buying and planning services company which at one point had over 300 employees and annual revenues of $150 million.

o     EDWARD KARLIK
FOUNDER AND CEO OF STRAIGHTLINE COMMUNICATIONS, INC.
Edward T. Karlik is the founder and CEO of Straightline Communications, a company founded in 1997 that acquired and manages three television stations in
Florida, Rhode Island and Vermont. In addition, since 1997, Mr. Karlik has served as a consultant to SBS Broadcasting where he has led the development of commercial television properties in foreign markets, including Switzerland and
Hungary. Mr. Karlik has served as a member of the board of directors of Video
Communications Inc. since 2004.

"We're very pleased to announce the addition of Bruce and Ed to our independent board and believe their media expertise and insight will be of great value to
SWMX," said Josh Wexler, CEO of SWMX. "I also want to thank Bruce Lev and Gary
Lee for their service and contributions to SWMX in the last year and wish them all the best."

ABOUT SWMX
Founded in January 2006, SWMX, Inc. and its wholly owned subsidiary, SoftWave
Media Exchange (www.swmx.com), provide an efficient, dynamic and transparent open marketplace for the purchase, sale, management and distribution of advertising media time. The SWMX Marketplace currently includes SWMX Radio(TM)
and SWMX Television(TM). SWMX Radio(TM) (www.swmxradio.com) serves a broad range of advertisers, agencies and Fortune 500 companies. It also serves over 2,000 leading radio stations across the U.S. representing all of the top 15 broadcast groups, 50 of the top 50 U.S. markets, 47 of the top 50 stations and a national daily audience of over 12.5 million listeners, or over 40% of the total U.S.
broadcast radio market, according to Arbitron*. SWMX Television(TM)
(www.swmxtv.com) serves the local spot cable market, delivering access to a potential daily cable audience of millions of viewers representing all major networks. The Company has also begun beta testing SWMX Television 2.0(TM), including enhanced functionality and expanded capabilities to support the local broadcast television market. For additional information, please visit
www.swmx.com. (SWMX-E)

*ARBITRON  FALL  BOOK,  2006  - ALL  NUMBERS  BASED  ON  ADULTS  12+  RATINGS  FOR
MONDAY-SUNDAY 6 AM - 12 AM

FORWARD-LOOKING STATEMENTS
CERTAIN STATEMENTS IN THIS PRESS RELEASE ARE "FORWARD-LOOKING STATEMENTS" WITHIN
THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND INVOLVE
KNOWN AND UNKNOWN RISK, UNCERTAINTIES AND OTHER FACTORS THAT MAY CAUSE THE
COMPANY'S ACTUAL PERFORMANCE OR ACHIEVEMENTS TO BE MATERIALLY DIFFERENT FROM THE
RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY THE FORWARD-LOOKING
STATEMENT. IMPORTANT ASSUMPTIONS AND OTHER IMPORTANT FACTORS THAT COULD CAUSE
ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN THE FORWARD-LOOKING STATEMENTS
ARE SPECIFIED IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE
COMMISSION.

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